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                                                                    EXHIBIT 21.1
                          Subsidiaries Of CMGI, Inc.
                              as of March 8, 2000


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Name                                                Jurisdiction of Organization
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
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                                                                 DE
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1stUp.com Corporation                                            DE
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Activate.Net Corporation                                         WA
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Activerse, Inc.                                                  DE
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AdForce, Inc.                                                    DE
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  Focalink Communications, Inc.                                  CA
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ADSmart Corporation                                              DE
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Alta Vista Company                                               DE
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  Raging Bull
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  Shopping.com                                                   CA
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  Zip2 Corporation                                               CA
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  Shopping.com Europe B .V                                   Netherlands
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blaxxun Interactive, Inc.                                        DE
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  blaxxun A.G.                                                Germany
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Cha! Technologies Services, Inc.                                 DE
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    1ClickBrands, LLC                                            DE
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Clara Vista Corporation                                          VA
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CMG Securities Corporation                                       MA
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CMG@Ventures Capital Corporation                                 DE
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CMG@Ventures I, LLC                                              DE
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CMG@Ventures II, LLC                                             DE
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CMG@Ventures III, LLC                                            DE
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CMG@Ventures Securities Corporation                              DE
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    CMG@Ventures, Inc.                                           DE
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Nascent Technologies, Inc.                                       VA
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CMGI Solutions, Inc.                                             DE
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     NetWright, LLC                                              MA
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CMGI Systems Corporation                                         DE
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Engage Technologies, Inc.                                        DE
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       Engage Technologies Limited (UK)                       England
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       Engage Technologies GmbH                               Germany
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       Engage Australia                                      Australia
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       Engage Technologies Japan                               Japan
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       Internet Profiles Corp.
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       AdKnowledge, Inc.
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       Green Witch, LLC                                          DE
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Equalibrium                                                      CA
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Flycast Communications Corporation                               DE
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       Flycast Deufschland GmbH                               Germany
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iCast Corporation                                                DE
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       Signatures SNI, Inc.                                      DE
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       iCast Music Corporation                                   DE
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       Signatures Network, Inc.                                  DE
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InSolutions, Incorporated                                        DE
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Maktar Limited                                                Ireland
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       LippriLimited                                          Ireland
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       CMGI (UK) Limited                                      England
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Magnitude Network, Inc.                                          DE
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Mars Acquisition, Inc.                                           DE
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MyWay.com Corporation                                            DE
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NaviNet, Inc.                                                    DE
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NaviSite, Inc.                                                   DE
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       Servercast Communications, L.L.C.                         DE
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On-Demand Solutions, Inc.                                        MA
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SalesLink Corporation                                            DE
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       Pacific Direct Marketing Corporation                      CA
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       SalesLink Mexico Holding Corp                             DE
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           SalesLink de Mexico S.A.deC.V.                      Mexico
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Senlix Corporation                                               DE
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Tribal Voice, Inc.                                               DE
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ZineZone.com                                                     DE
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